Other investments	12 Months Ended
Mar. 31, 2018
Other investments
Other investments

 13. Other investments

The Group holds a number of other listed and unlisted investments, mainly comprising managed funds, loan notes, deposits and government bonds.

Accounting policies

Other investments are recognised and derecognised on a trade date where a purchase or sale of an investment is under a contract whose terms require delivery of the investment within the timeframe established by the market concerned, and are initially measured at fair value, including transaction costs.

Other investments classified as held for trading and available-for-sale are stated at fair value. Where securities are held for trading purposes, gains and losses arising from changes in fair value are included in net profit or loss for the period. For available-for-sale investments, gains and losses arising from changes in fair value are recognised directly in other comprehensive income, until the security is disposed of or is determined to be impaired, at which time the cumulative gain or loss previously recognised in other comprehensive income, determined using the weighted average cost method, is included in the net profit or loss for the period.

Other investments classified as loans and receivables are stated at amortised cost using the effective interest method, less any impairment.

	2018	2017
	€m	€m
Included within non-current assets:
Equity securities:
Listed[1]	3	3
Unlisted[2]	44	82
Debt securities:
Other debt and bonds[2]	3,157	3,374
	3,204	3,459

The listed and unlisted equity securities are classified as available-for-sale. Other debt and bonds which are not quoted in an active market, are classified as loans and receivables.

Other debt and bonds includes loan notes of US$2.5 billion (€2.0 billion), (2017: US$2.5 billion (€2.3 billion)) issued by Verizon Communications Inc. as part of the Group’s disposal of its interest in Verizon Wireless all of which is recorded within non-current assets and €0.9 billion (2017:€1.0 billion) issued by VodafoneZiggo Holding B.V. The carrying amount of these loan notes approximates fair value.

Current other investments comprise the following:

	2018	2017
	€m	€m
Included within current assets:
Debt securities:
Public debt and bonds[1]	2,517	2,284
Other debt and bonds[2]	4,896	2,727
Cash and other investments held in restricted deposits	1,382	1,109
	8,795	6,120

Public debt and bonds are classified as held for trading and stated at fair value. Cash held in restricted deposits is classified as loans and receivables and includes amounts held in qualifying assets by Group insurance companies to meet regulatory requirements.

Other debt and bonds includes €3,087 million (2017: €2,039 million) of assets held for trading in managed investment funds with liquidity of up to 90 days; €830 million (2017: €506 million) of assets held at amortised cost on an effective interest method paid as collateral on derivative financial instruments and €976 million (2017: €182 million) short-term investments, also classified as loans and receivables at amortised cost, where the underlying assets are supply chain and handset receivables.

Current public debt and bonds include highly liquid German and UK government bonds held for trading of €1,974 million (2017: €1,638 million) of which UK gilts of €1,112 million (2017: €1,172 million) is paid as collateral primarily on derivative financial instruments. For public debt and bonds, other debt and bonds and cash held in restricted deposits, the carrying amount approximates fair value.

Notes:

1

For items measured at fair value, the valuation basis is level 1 classification, which comprises financial instruments where fair value is determined by unadjusted quoted prices in active markets for identical assets or liabilities.

2

For items measured at fair value, the valuation basis is level 2 classification, which comprises items where fair value is determined from inputs other than quoted prices that are observable for the asset or liability, either directly or indirectly.